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(For Recorder's Use)                                        (For Recorder's use)

                           FIRST AMENDMENT TO MORTGAGE

              (THIS AMENDMENT IS AN AMENDMENT TO ESTABLISH A FUTURE
                 ADVANCE MORTGAGE UNDER APPLICABLE MICHIGAN LAW)

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED MORTGAGE ("Amendment") is made effective as of the ____ day of ________, 1998 by and between Medar, Inc., a Michigan corporation ("Mortgagor"), whose address is 38700 Grand River Avenue, Farmington Hills, Michigan 48335, and NBD Bank ("Mortgagee"), whose address is 611 Woodward Avenue, Detroit, Michigan 48226-3947.


                                    RECITALS:

         The following is a recital of facts underlying this Amendment:

         WHEREAS, Mortgagee has provided certain loans and other credit facilities to (i) Integral Vision, Ltd. ("Integral"), an entity affiliated with Mortgagor, and (ii) Mortgagor (for convenience, Integral and Mortgagor are sometimes hereinafter collectively referred to as the "Borrowers").

         WHEREAS, Borrowers and Mortgagee are parties to an Amended and Restated Revolving Credit and Loan Agreement dated July 31, 1998 (as the foregoing may be amended, modified, supplemented, replaced or restated from time to time, the "Credit Agreement"), which Credit Agreement amended and restated that certain Revolving Credit and Loan Agreement dated August 10, 1995, as amended by agreements dated October 12, 1995, October 31, 1995, March 29, 1996, August 11, 1996, February 27, 1997, March 28, 1997, June 27, 1997, July 15, 1997 and March
16, 1998 (as amended, "Original Credit Agreement").

         WHEREAS, pursuant to the Credit Agreement, Mortgagee made available to Borrowers a secured committed line of credit, including the availability of letters of credit in the maximum aggregate amount of $500,000, up to a maximum principal amount of $10,000,000 ("Line of Credit"), as evidenced by a Revolving Note dated July 31, 1998 in the principal amount of $10,000,000 given by the Borrowers in favor of Mortgagee (as the foregoing may be amended, modified, restated or replaced from time to time, the



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"Revolving Note").

         WHEREAS, pursuant to the Original Credit Agreement, Mortgagee made available to the Mortgagor a term loan to purchase equipment (the "Equipment Loan"), which Equipment Loan is evidenced by a Term Note dated March 20, 1997 in the original principal amount of $131,315.80 given by Mortgagor in favor of Mortgagee (the "Equipment Note").

         WHEREAS, Mortgagee also extended a term loan to Mortgagor in the original principal amount of $1,500,000 (the "1997 Mortgage Loan"), which 1997 Mortgage Loan is evidenced by an Amended and Restated Term Note, dated July 15, 1997, in the original principal amount of $1,500,000 given by Mortgagor in favor of Mortgagee (the "1997 Mortgage Note"), which amended and restated a Term Note dated June 29, 1993 in the original principal amount of $2,500,000 (the "1993 Mortgage Note"). Proceeds of the 1997 Mortgage Loan were used to finance the Premises, as defined below.

         WHEREAS, Mortgagee also extended a term loan to Mortgagor in the original principal amount of $2,540,000 (the "1995 Mortgage Loan"), which 1995 Mortgage Loan is evidenced by an Installment Business Loan Note dated October 31, 1995 in the original principal amount of $2,540,000 given by Mortgagor in favor of Mortgagee (the "1995 Mortgage Note").

         WHEREAS, Mortgagee has also provided to Mortgagor a business credit card authorization in the maximum principal amount of $60,000 ("Charge Card Authorization") as well as various Instaloans in the current aggregate principal amount of $101,580.71 (collectively, the "Instaloans").

         WHEREAS, in connection with certain defaults under the Loan Documents, as defined below, by the Borrowers, Mortgagee and various guarantors (collectively, the "Parties") entered into that certain Amendment and Forbearance Agreement on or about the date hereof (as the foregoing may be amended, modified, supplemented, restated, or replaced from time to time, the "Forbearance Agreement").

(For convenience, the Credit Agreement, Forbearance Agreement and all Notes, as defined below, and all other loan and security documents executed in connection with any of the Loans, as defined below, are hereinafter collectively referred to as the "Loan Documents"; the Charge Card Authorization, Revolving Note, Equipment Note, 1997 Mortgage Note, 1993 Mortgage Note, as amended, 1995 Mortgage Note, and Instaloans are hereinafter collectively referred to as the "Notes"; and the Line of Credit, Equipment Loan, 1997 Mortgage Loan, 1995 Mortgage Loan, Charge Card Authorization and Instaloans are hereinafter collectively referred to as the "Loans").

         WHEREAS, certain of the obligations of Mortgagor to Mortgagee are secured by that certain Amended and Restated Mortgage and Security Agreement dated June 29, 1993 given by Mortgagor in favor of Mortgagee, as recorded in Liber 13885, Page 40, Oakland County, Michigan Records ("Mortgage"), which Mortgage amended and restated that certain Mortgage dated December 1, 1985, as recorded in Liber 9225, Page 238, Oakland County Records, and which Mortgage encumbers certain real estate and other


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collateral located in the City of Farmington Hills, Oakland County, Michigan, as
more particularly described on Exhibit A attached hereto (the "Premises")

         WHEREAS, the Parties desire to amend the Mortgage to confirm the fact that pursuant to the terms of the Forbearance Agreement, the Mortgage now secures all of the obligations of the Borrowers to Mortgagee under the Loan Documents and the obligations of Integral and Medar Canada, as defined below, under their respective guarantees.


         NOW, THEREFORE, the Parties agree as follows:

         1. The recitals set forth above are incorporated herein by reference and shall form a part of this Amendment and the Mortgage. Capitalized terms used herein shall have the same meanings as in the Mortgage unless otherwise set forth herein.

         2. All references in the Mortgage to the term "Mortgage" shall mean the Mortgage as amended by this Amendment.

         3. The paragraph entitled "THE DEBT" is hereby amended to reflect the fact that the Mortgage now secures the following ("Debt"):

            (i)      Credit Agreement and all other Loan Documents;

            (ii)     Revolving Note;

            (iii)    Equipment Note;

            (iv)     1997 Mortgage Note;

            (v)      1995 Mortgage Note;

            (vi)     Forbearance Agreement;

            (vii)    Charge Card Authorization;

            (viii)   Instaloans;

            (ix) Guaranty and Debenture dated as of June 7, 1996 given by Integral in favor of Mortgagee pursuant to which Integral guaranteed the obligations of Mortgagor to Mortgagee;

            (x) Guaranty and Postponement of Claim dated August 10, 1995, given by Medar Canada, Ltd. ("Medar Canada") in favor of Mortgagee, pursuant to which Medar Canada guaranteed the obligations of the Borrowers to Mortgagee; and

            (xi) All other present and future, direct and indirect obligations and


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                     liabilities of the Borrowers, or either of them, with or
                     without others, however evidenced, to the Mortgagee, and all future advances, whether obligatory or optional, from the Mortgagee to the Borrowers, or either of them, with or without others;

together with all extension renewals and modifications and replacement thereof and together with all of the obligations of any of the Borrowers in connection with any of the obligations of any of the Borrowers to Mortgagee under the Notes or other Loan Documents and under the Forbearance Agreement.

         The Mortgage shall also secure the performance of the promises and agreements contained in the Mortgage.

         4. The following is hereby added to the terms and conditions of the Mortgage as Paragraph 25:

         "25. This Mortgage is a "Future Advance Mortgage" under MCLA 565.901 et seq. All future advances under this Mortgage and the Loan Documents shall have the same priority as if the future advance was made on the date that this Amendment was recorded. This Mortgage shall secure all indebtedness of Borrowers, their respective successors and assigns under the Mortgage, the Notes, the Loan Documents, whenever incurred, such indebtedness to be due at the times provided in the Notes, the Loan Documents and the Mortgage. Notice is hereby given that the indebtedness secured hereby may increase as a result of advances under the Line of Credit and/or any defaults hereunder by Mortgagor due to, for example, and without limitation, unpaid interest or late charges, unpaid taxes or insurance premiums which Mortgagee elects to advance, defaults under leases that Mortgagee elects to cure, attorney fees or costs incurred in enforcing the Agreement or other expenses incurred by Mortgagee in protecting the Premises, the security of this Mortgage or Mortgagee's rights and interests."

         5. Except as amended hereby, the Mortgage is hereby restated and republished in its entirety and remains in full force and effect and Mortgagor hereby ratifies and confirms all of its obligations thereunder.

         6. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original of which together shall comprise but a single instrument. This Amendment shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.














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         IN WITNESS WHEREOF, the parties have executed and delivered this document on the day and year first above written.


WITNESSES:

                                  MEDAR, INC.,
                                  a Michigan corporation


Print name                        By:
                                  Print name
                                         Its:
Print name
                                                                     "Mortgagor"



                                  NBD BANK

                                  By:
Print name                        Print name
                                         Its:

Print name                                                           "Mortgagee"


State of Michigan )
                  ) SS.
County of _______ )

         The foregoing was acknowledged before me this ____ day of ____________, 1998 by ______________________, the _____________________________ of Medar,
Inc., a Michigan corporation, on behalf of the corporation.


                                        Notary Public, ______________ County, MI
                                        My Commission Expires:





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State of Michigan )
                  ) SS.
County of _______ )

         The foregoing was acknowledged before me this ____ day of ____________, 1998 by ______________, a _______________ of NBD Bank on behalf of the bank.


                                        Notary Public, ______________ County, MI
                                        My Commission Expires:





Drafted by and when Recorded
Return to:
Carol A. Clark, Esq.
Honigman Miller Schwartz and Cohn
2290 First National Building
Detroit, Michigan 48226












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                                    EXHIBIT A

                          Description of Real Property

     Land located in the City of Farmington Hills, Oakland County, Michigan:

        Lot 1, Farmington - Grand River Industrial Park Subdivision, as recorded in Liber 144 of Plats, Pages 39 through 47, inclusive, Oakland County Records.

     Commonly known as 38700 Grand River Avenue

     Tax Parcel I.D. No.:  23-19-326-031




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